UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2011
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On August 19, 2011, Enterprise Products Partners L.P. issued a press release announcing that it will not be moving forward with a proposed joint venture with Energy Transfer Partners, L.P. to develop and construct a crude oil pipeline from Cushing, Oklahoma to Houston, Texas.
          A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01. Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 19, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: August 22, 2011	By:	/s/ Michael J. Knesek Michael J. Knesek
Senior Vice President, Controller and Principal
Accounting Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 19, 2011.